SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Event: September 29, 2000
                         Date of Report: October 9, 2000

                             PLM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)


           1-9670                                     94-3041257
(Commission File Number)                 (I.R.S. Employer Identification Number)


One Market
Steuart Street Tower, Suite 800
San Francisco, California                             94105-1301
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (415) 974-1399



Item 2.    Acquisition or Disposition of Assets.

On September 29, 2000, the registrant completed the sale of its trailer leasing operations, including the sale of all trailers owned and leased by registrant and all agreements for the lease of trailers to customers, pursuant to the Asset Purchase Agreement, dated as of May 24, 2000 and amended as of September 29, 2000, among registrant and three of its subsidiaries and Marubeni America
Corporation. The Asset Purchase Agreement (excluding the September 29, 2000 amendment) is attached as Annex A to the registrant's definitive proxy statement filed with the Commission on July 27, 2000, which is incorporated by reference herein. The September 29, 2000 amendment to the Asset Purchase Agreement is attached as Exhibit 2.2 hereto. The consideration that registrant received included $70 million in cash, subject to post-closing adjustments including for certain tax and indemnification obligations pursuant to the Asset Purchase Agreement. Additionally, Marubeni has assumed $48.6 million in debt and other liabilities of registrant.

Item 5.    Other Matters.

Effective upon the closing of the sale of the trailer leasing operations, Robert
N. Tidball stepped down as registrant's President and Chief Executive Officer, but will continue as Non-Executive Chairman of the Board of Directors of the registrant. The Board of Directors has selected Mr. Stephen M. Bess as the new President and Chief Executive Officer and has also appointed him to the Board of Directors.

On September 29, the Board of Directors adopted a plan of partial liquidation of PLM International, Inc. and authorized a partial liquidating distribution of $5 per share to the registrant's shareholders, subject to the waiver by registrant's lenders of certain loan covenants. The record date will be set and the distribution will be made following the registrant's compliance with the lenders' requirements and receipt of those waivers. It is anticipated that the distribution will be made during October 2000.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

Pro forma financial information required by Article 11 of Regulation S-X is set forth in the registrant's definitive proxy statement filed with the Commission on July 27, 2000, which is incorporated by reference herein.

(c)      Exhibits.

2.1 Asset Purchase Agreement, dated as of May 24, 2000 among registrant, PLM Transportation Equipment Corporation, PLM Rental, Inc., TEC AcquiSub, Inc. and Marubeni America Corporation (incorporated by reference to Annex A to the registrant's definitive proxy statement filed with the Commission on July 27, 2000).

2.2 Amendment to Asset Purchase Agreement, dated as of September 29, 2000, among registrant, PLM Transportation Equipment Corporation, PLM Rental, Inc., TEC AcquiSub, Inc. and Marubeni America Corporation.

99 Additional Exhibit - Registrant's Press Release, dated September 29, 2000, announcing completion of sale of assets, changes in officers and directors, and partial liquidation, as described above.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                  PLM INTERNATIONAL, INC.
                                  (Registrant)

DATE:    October 9, 2000

                                   By:     /s/ Susan C. Santo
                                           Susan C. Santo
                                           Vice President, Secretary and
                                           General Counsel

 .
                                 AMENDMENT NO. 1
                           TO ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                            PLM INTERNATIONAL, INC.,
                  PLM RENTAL, INC. (D/B/A PLM TRAILER LEASING),
                    PLM TRANSPORTATION EQUIPMENT CORPORATION,
                               TEC ACQUISUB, INC.
                                       AND
                          MARUBENI AMERICA CORPORATION


         This Amendment No. 1 to Asset Purchase Agreement dated September 29, 2000 (the "Amendment"), is entered into by and among PLM International, Inc., PLM Rental, Inc. (d/b/a PLM Trailer Leasing), PLM Transportation Equipment Corporation, TEC AcquiSub, Inc. and Marubeni America Corporation. Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Original Agreement (as defined below).


                                    RECITALS

         A. Sellers and Buyer entered into that Asset Purchase Agreement dated as of May 24, 2000 (the "Original Agreement"), pursuant to which Sellers have agreed to sell, and Buyer has agreed to buy, certain trailer leasing assets and operations.

         B. Sellers and Buyer desire to amend the Original Agreement upon the terms and conditions as set forth herein.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO AGREEMENT.

                     1.1  REFERENCES TO AGREEMENT.   All  references  to  the
"Agreement" in the Original Agreement and in this Amendment shall refer to the Original Agreement, as amended by this Amendment.

                     1.2 CLOSING DATE. The definition of "Closing Date" set forth in Section 1.1 of the Agreement is deleted in its entirety and is replaced with the following:

         "CLOSING DATE" means 11:59 p.m. of the date on which the Closing occurs, and in the event the Closing Date is September 29, 2000, the Closing shall be effective as of 11:59 p.m. on September 30, 2000.

                     1.3 ESTIMATED PURCHASE PRICE. The definition of "Estimated Purchase Price" set forth in Section 1.1 of the Agreement is amended by adding the words ", but minus the Upfront Fees Contribution" after the words "plus the Premium".

                     1.4 UPFRONT FEES CONTRIBUTION. The following definition is added to Section 1.1 of the Agreement:

         "UPFRONT FEES CONTRIBUTION" is the amount identified in the defined term "Upfront Fees Contribution" set forth in Schedule 1.

                     1.5 ALLOCATION OF PURCHASE PRICE. The following sentence shall be added at the end of Section 2.2(d) of the Agreement: "Once the Purchase Price is finally determined in accordance with Section 1.5(c) of the Agreement, the parties shall promptly allocate the Purchase Price among the Acquired Assets and the Assumed Liabilities."

                     1.6 EXPENSES. Section 11.4 of the Agreement is deleted in its entirety and is replaced with the following:

                     11.4 Expenses.

                           (a) The Sellers agree to pay the Upfront Fees Contribution as defined in Schedule 1, such amount to be effectuated by a reduction in the Purchase Price, as set forth in Schedule 1.

                           (b) To the extent that Fortis Bank (Nederland)  N.V.,
                  successor in interest to Mees Pierson N.V., as lender in the Mees Pierson Facility, identifies legal fees and expenses payable under the Assignment, Assumption, Amendment and Restatement of Facility Agreement with respect to the preparation, negotiation, execution and perfection of such agreement as of the Closing Date, then such fees and expenses shall be shared on the one hand two-thirds by Buyer and on the other hand one-third by Sellers. Other than to the extent of the legal fees and expenses as of the Closing Date specifically referred to and dealt with in the prior sentence, Buyer shall pay all of the fees and expenses incurred in obtaining, directly or indirectly, an increase in the Mees Pierson Facility of $5,000,000. To the extent there are fees and expenses relating to the retitling of any trailers in the Mees Pierson facility (including all of the fees and expenses of Maine counsel) arising out of the consummation of the Agreement, all of such fees and expenses shall be paid by Buyer.

                           (c) Subject to Sections 11.4(a) and 11.4(b) above, whether or not the transactions contemplated by this Agreement shall be consummated, each Seller agrees that all other fees and expenses incurred by it in connection with this Agreement and any and all documentation related thereto shall be borne by Sellers, and Buyer agrees that all fees and expenses incurred by it in connection with this Agreement and any and all documentation related thereto shall be borne by Buyer including, without limitation, all fees of counsel and accountants in connection therewith.

                     1.7 SCHEDULE 1.


                         1.7.1 The first  sentence  of the  first  paragraph  of
Schedule 1 to the Agreement is deleted in its entirety and is replaced with the following: "The Purchase Price is calculated by subtracting the estimated
Schedule 1 Liabilities from the estimated Schedule 1 Assets and adding a Premium, but subtracting the Upfront Fees Contribution."

                         1.7.2  The  second  paragraph  of  Schedule  1  to  the
Agreement is deleted in its entirety and is replaced with the following:

                           The estimated  Schedule 1  Liabilities  and estimated
                  Schedule 1 Assets will be estimated, as of the Closing Date, by Sellers using the methodology set forth herein, and, notwithstanding Sellers' policies and past practices as to prorations which may be to the contrary, in the event the Closing Date occurs on a day which is other than the last day of a month, the items of income and expense used in the calculation of the estimated Schedule 1 Liabilities and estimated Schedule 1 Assets shall be prorated to reflect, for the month in which the Closing occurs, only that portion of the amount related to the period of such month up to and including the Closing Date. Not less than three business days before the Closing, Sellers shall notify Buyer in writing of the amount of the Estimated Purchase Price, and shall provide the support for the estimated Schedule 1 Liabilities and estimated Schedule 1 Assets. As an example of how the methodologies set forth in this Schedule 1 will be applied by Sellers, Sellers have attached an example financial statement of Schedule 1 Assets and Schedule 1 Liabilities as of April 30, 2000.

                         1.7.3 UPFRONT FEES CONTRIBUTION.  A new third paragraph
to page one of Schedule 1 is added as follows:

         "UPFRONT FEES CONTRIBUTION" shall mean the sum of: (a) Sellers' $140,000 contribution to the Buyer's cost of the letter of credit required by U.S. Bancorp, and (b):

                  Associates:               $0
                  SafeCo:                   $29,125.62
                  Wells Fargo:              $1,000
                  Fleet:                    $2,500
                  U.S. Bancorp:             $46,671.48
                  HSR Fees:                 $22,500

                          1.7.4  PREPAIDS.  The  description of the  methodology
under the category "Prepaids" shall be revised by adding a new sentence to be inserted prior to the last sentence, as follows:

                  "Additionally, PLM shall pay (i) all amounts payable as rent under the Facility Leases which are being assigned or sublet to Buyer to cover the period of October 1, 2000 through October 31, 2000, and (ii) amounts to the state of California relating to the registration of trailers in California for the period starting October 1, 2000; and notwithstanding Sellers' policies and past practices as to including the amounts referred to in (i) and (ii) on the consolidated books and records of Sellers (which policies and past practices may be to the contrary), all such amounts shall be included as a component of the amounts designated as "Prepaids"."

                     1.8   LEASED    FACILITIES   AND   SUBLEASED    FACILITIES.
Notwithstanding anything in the Agreement to the contrary:

                            1.8.1 the  Acquired  Assets and Assumed  Liabilities
shall not include any rights or obligations relating to Sellers' former Leased Facilities located at 6000 N.W. 72nd Avenue, Miami, FL 33166, or 1700 Aurora Avenue, San Leandro, CA 94577, and Buyer shall not be required to deliver at the Closing an Assignment and Assumption of Facility Leases for either of such sites;

                            1.8.2 the Acquired Assets and Assumed Liabilities
shall, however, include those rights and obligations that are referred to in Exhibit B-1 to the Closing List against the description of the premises located at 411 High Street, Oakland, California (the "Oakland Facility"), and 7500 N.W. 82nd Place, Miami, Florida 33166 (the "New Miami Facility"), and, at the Closing, Buyer shall be required to deliver an Assignment and Assumption of such rights and obligations for both the Oakland Facility and the New Miami Facility;

                            1.8.3 at Closing,  the Buyer shall agree to sublease
from Sellers, and the Sellers shall agree to sublease to Buyer, the Leased Facility located at the Los Angeles site located at 13787 Santa Ana, Fontana, CA 92337, on the terms and conditions set forth in the form of Sublease attached hereto as Exhibit A and each of the parties shall be required to deliver at Closing a duly executed counterpart of said Sublease.

All references in the Agreement to the Leased Facilities shall include the Oakland Facility and the New Miami Facility to the extent not inconsistent with the provisions hereof.

                     1.9 INFORMATION SYSTEMS CONTRACTS. Notwithstanding anything in the Agreement to the contrary, the Information Systems Contracts shall not constitute Acquired Assets or Assumed Liabilities, and Sections 1.2(h), 1.3(g), 1.4(b)(xiv), 1.4(c)(xi) of the Agreement are hereby deleted in their entirety.

                     1.9 SCHEDULE 1. The Estimated Purchase Price as calculated by Sellers and delivered to Buyer pursuant to Schedule 1 to the Agreement is attached hereto as Exhibit B.

         SECTION 2. LIMITATIONS ON AMENDMENTS.

                  The amendments set forth in Section 1 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Agreement.


         SECTION 3. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                          MARUBENI AMERICA CORPORATION


                          By  /s/Toru Nishimi
                            Name:  Toru Nishimi
                            Title: Senior Vice President


                          PLM INTERNATIONAL, INC.


                          By  /s/Susan Santo
                            Name:  Susan Santo
                            Title: Vice President


                          PLM RENTAL, INC.
                            d/b/a PLM TRAILER LEASING


                          By  /s/Susan Santo
                            Name:  Susan Santo
                            Title: Vice President


                          TEC ACQUISUB, INC.


                          By     /s/Susan Santo
                            Name:  Susan Santo
                            Title: Vice President


                          PLM TRANSPORTATION EQUIPMENT CORPORATION


                          By     s/s Susan Santo
                            Name:  Susan Santo
                            Title: Vice President

                                    EXHIBIT A

                                FORM OF SUBLEASE

                                    SUBLEASE

1.       Parties


         This Sublease is entered into by and between PLM RENTAL, INC., a Delaware corporation doing business as PLM Trailer Leasing ("Sublessor"), and MAC TRAILER LEASING, LLC, a Delaware limited liability company ("Sublessee"), as a Sublease under that certain Commercial Lease Agreement, dated April 27, 1998, between Slater Investments, L.P. (successor in interest to Mark J. Guho), as lessor, and Sublessor, as lessee (the "Master Lease"), a copy of which Master Lease is attached hereto as Exhibit A.

2.       Provisions Constituting Sublease


         (a) This Sublease is subject to all of the terms and conditions of the Master Lease and, except as otherwise provided herein, Sublessee shall assume and perform the obligations of Sublessor as lessee under the Master Lease.

         (b) All of the terms and conditions contained the Master Lease are incorporated herein as terms and conditions of this Sublease (with each reference therein to the lessor and the lessee thereunder to be deemed to refer to Sublessor and Sublessee, respectively). Notwithstanding the foregoing, any provisions of the Master Lease which are inconsistent with any provisions hereof are not incorporated herein.

         (c) Without limiting any provision of the Master Lease, throughout the term of this Sublease, Sublessee shall maintain the insurance described on Exhibit B attached hereto.

3.       Premises


         Sublessor leases to Sublessee and Sublessee hires from Sublessor the entire premises (as defined in the Master Lease).

4.       Term


         The term of this Sublease shall be for a period of six (6) months, commencing on _____________, 2000, and ending on ___________ , 2001.

         Sublessor shall maintain the Master Lease in full force and effect during the term of this Sublease.

5.       Assignment of Master Lease


         Sublessee shall have the option to acquire, subject to the consent of the lessor under the Master Lease, all of Sublessor's right, title and interest in and to the Master Lease, which option may be exercised by written notice to Sublessor not later than ninety (90) days before the expiration of this Sublease. Within fifteen (15) days after such notice, Sublessor shall transfer and assign to Sublessee all of Sublessor's right, title and interest in and to the Master Lease.

6.       Notices


         All notices or demands of any kind required or desired to be given by Sublessor to Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to such party at the address set forth after its signature at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Sublessee to Sublessor at such address.

Dated:____________________________, 2000.

                   SUBLESSOR:  PLM RENTAL, INC.,
                               a Delaware corporation doing business as PLM Trailer Leasing


                               By:______________________________________
                               Name:____________________________________
                               Its:_____________________________________

                   ADDRESS:



                   SUBLESSEE:  MAC TRAILER LEASING, LLC,
                               a Delaware limited liability company

                               By:  _______________________________________
                               Name:  _____________________________________
                               Title:  ____________________________________

                   ADDRESS:

                                    EXHIBIT B
                            ESTIMATED PURCHASE PRICE
                                   SCHEDULE 1





PLM TRAILER LEASING
ASSETS AND LIABILITIES FORECASTED AS OF SEPTEMBER 30, 2000
(IN 000'S)

ASSETS

Accounts Receivable                                  $   6,397,644.00
Accounts Receivable - Allowance                      $    (267,588.00)
                                                                  ---
Trailer Equipment - Cost                             $ 126,584,569.00
Trailer Equipment - Accumulated Depreciation         $ (28,221,944.00)
Property, Plant and Equipment                        $     208,360.00
Prepaids                                             $     270,607.00
Building Lease Deposits                              $      87,356.00
Loan Fees - MeesPierson                              $     145,048.00
                                                     -----------------


                  A.       SCHEDULE 1 ASSETS:        $ 105,204,052.00


LIABILITIES

TRAC Leases                                          $  33,276,401.00
MeesPierson Facility                                 $  14,511,000.00
Accounts Payable                                     $     744,480.00
Accrued Interest                                     $      27,103.00
Deposits                                             $      37,591.00
                                                     ------------------

                  B.       SCHEDULE 1 LIABILITIES    $  48,596,575.00


                  C.       PREMIUM                   $  13,587,270.00
                  D.       UPFRONT FEE CONTRIBUTION  $    (219,297.00)

Purchase Price = (A - B) + C - D                     $  69,975,450.00

                                           Contact: Eileen Doyle
                                           Vice President, Investor Relations
                                           (415) 905-7467



                       PLM INTERNATIONAL COMPLETES SALE OF
                         PLM TRAILER LEASING OPERATIONS

FOR IMMEDIATE RELEASE

San Francisco, California, September 29, 2000 - San Francisco-based PLM International, Inc. (AMEX: PLM) announced today that it has completed the sale of its trailer leasing operations to Marubeni America Corporation for $70 million in cash, which is subject to certain post closing adjustments. The
Company utilized $5.9 million of these proceeds to retire its senior debt. Additionally, Marubeni has assumed $48.6 million in debt and other liabilities of the Company. The sale closed pursuant to the terms of an asset purchase agreement dated as of May 24, 2000 and amended as of September 29, 2000, and following shareholder approval of the proposed sale at a special shareholder meeting held on August 25, 2000.

Effective immediately, Robert N. Tidball has stepped down as PLM International's President and Chief Executive Officer, but will continue as Non-Executive Chairman of the Board of Directors. The Board of Directors has selected Mr. Stephen M. Bess as the new President and Chief Executive Officer and has also appointed him to the Board of Directors. PLM International's former President and Chief Executive Officer Robert N. Tidball said, "The positive performance of our trailer leasing business and the successful sale of that unit represents the accomplishment of one of our primary goals. The selection of Mr. Bess as my successor is appropriate, since the Company's remaining business is the management of investment programs, an operating segment which has been one of Mr. Bess's primary responsibilities." In addition, the Board of Directors has appointed Pamela Clark-Barquinero as Vice President of Human Resources for the Company, to replace Robin L. Austin, who is retiring.

In connection with the sale of the trailer leasing operations, the Board of Directors today adopted a plan of partial liquidation of the Company and authorized a partial liquidating distribution of $5 per share to the Company's shareholders, subject to the waiver by Company lenders of certain loan covenants. The record date will be set and the distribution will be made following the Company's compliance with the lenders' requirements and receipt of those waivers. It is anticipated that the distribution will be made during October 2000.

PLM International is a management company providing services to transportation, industrial, and commercial companies. The Company also manages a diversified portfolio of over $700 million (based on original equipment cost) of transportation and related equipment for approximately 60,000 third-party investors.
                                       ###